UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2010

SUNOCO, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-6841	23-1743282
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)

1735 Market Street, Suite LL, Philadelphia, PA		19103-7583
(Address of principal executive offices)		(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The shareholders of Sunoco, Inc. (the “Company”) approved the Sunoco, Inc. Senior Executive Incentive Plan (the “SEIP”) and the Sunoco, Inc. Long-Term Performance Enhancement Plan III (“LTPEP III”) (both plans collectively the “Plans”) at the Annual Meeting of Shareholders held on May 6, 2010.

A summary of each of the SEIP and the LTPEP III is included as part of Item 2 and Item 3, respectively, of the proposals in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2010. The summaries are qualified by and subject to the full text of the Plans. Copies of the Plans are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K. Portions of bonuses that may be awarded under the SEIP that could be deferred will be administered under the Sunoco, Inc. Executive Involuntary Deferred Compensation Plan, a copy of which was filed as Exhibit 10.5 to the Form 10-Q for the quarter ended March 31, 2010, which was filed with the Securities and Exchange Commission on May 6, 2010.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company’s shareholders was held on May 6, 2010. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there was no solicitation in opposition to the Board’s solicitations. At this meeting, the shareholders were requested to: (1) elect a Board of Directors; (2) approve the Sunoco, Inc. Senior Executive Incentive Plan; (3) approve the Sunoco, Inc. Long-Term Performance Enhancement Plan III; and (4) ratify the appointment of the independent registered public accounting firm for the fiscal year 2010, all of which were described in the proxy statement. The following actions were taken by the Company’s shareholders with respect to each of the foregoing items:

1.	The election of a Board of Directors. All the nominees for director were elected. The table below sets forth the voting results for each director.

Name	Votes For	Votes Withheld	Broker Non-Votes
G. W Edwards	75,072,475	1,622,134	18,228,708
L. L. Elsenhans	72,950,642	3,743,967	18,228,708
U. O. Fairbairn	74,501,517	2,193,092	18,228,708
R. B. Greco	73,149,151	3,545,458	18,228,708
J. P. Jones, III	70,606,252	6,088,357	18,228,708
J. G. Kaiser	74,057,563	2,637,046	18,228,708
J. W. Rowe	74,268,779	2,425,830	18,228,708
J. K. Wulff	65,756,064	10,938,545	18,228,708

2.	Approval of the Sunoco, Inc. Senior Executive Incentive Plan. The voting results were as follows. There were no broker non-votes.

For	Against	Abstain
84,301,259	9,936,112	685,946

3.	Approval of the Sunoco, Inc. Long-Term Performance Enhancement Plan III. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
68,939,464	7,278,878	476,267	18,228,708

4.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2010. The voting results were as follows. There were no broker non-votes.

For	Against	Abstain
93,184,475	1,418,997	319,845

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits

10.1	- Sunoco, Inc. Senior Executive Incentive Plan, effective as of January 1, 2010

10.2	- Sunoco, Inc. Long-Term Performance Enhancement Plan III, effective May 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO, INC. (Registrant)

Date: May 11, 2010	By:	/s/ Joseph P. Krott
Joseph P. Krott
Comptroller